Earnings per share	12 Months Ended
Dec. 31, 2022
Earnings per share [abstract]
Earnings per share

11. Earnings per share

Basic earnings per share is calculated by dividing the profit attributable to shareholders by the Company’s weighted average number of share units in issue during the year after deducting treasury shares if any.

Basic earnings per share for the years ended 31 December 2021 and 2020 have been adjusted retrospectively, as required by IAS 33 ‘Earnings per share’, to reflect the share structure of the Company resulting from the increase in the number of ordinary shares outstanding as a result of the demerger activities that took place in July 2022. As a result, basic earnings per share for the years ended 31 December 2021 and 2020 have been calculated by dividing the profit attributable to shareholders by the Company’s weighted average number of shares in issue, with 9,234,573,831 shares outstanding upon the completion of the demerger activities.

Diluted earnings per share has been calculated after adjusting the weighted average number of shares used in the basic calculation to assume the conversion of all potentially dilutive shares. There were no dilutive shares in 2021 and 2020.

Earnings per share

	2022	2021	2020
Profit after tax attributable to equity shareholders (£m)	1,060	1,390	1,145
Basic weighted average number of shares (million)	9,235	9,235	9,235
Effect of dilutive potential shares (million)	4	–	–
Diluted weighted average number of shares (million)	9,239	9,235	9,235
Basic earnings per share (pence)	11.5	15.1	12.4
Diluted earnings per share (pence)	11.5	15.1	12.4